UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 15, 2003

Commission File Number 0-4281

ALLIANCE GAMING CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation or organization)	88-0104066 (I.R.S. Employer Identification No.)

6601 S. Bermuda Rd.
Las Vegas, Nevada 89119
(Address of principal executive offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (702) 270-7600

ITEM 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT 99

ITEM 12. Results of Operations and Financial Condition

The registrant’s press release dated October 15, 2003, regarding its financial results for the periods ended September 30, 2003, including unaudited consolidated financial statements for the period ended September 30, 2003, is furnished as Exhibit 99 of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

ALLIANCE GAMING CORPORATION (Registrant)

By	/s/ Robert Miodunski

President and Chief Executive Officer
(Principal Executive Officer)

By	/s/ Robert L. Saxton

Sr. Vice President, Chief Financial
Officer and Treasurer (Principal
Financial and Accounting Officer)

Date: October 15, 2003

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